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                                                                   Exhibit 10.47



                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT


This Amendment No. 2 to Employment Agreement (this "Amendment No. 2") is dated as of October 25, 2001 by and between Identix Incorporated, a Delaware corporation ("Identix") and Grant Evans ("Employee").

        WHEREAS, Identix and Employee entered into that certain Employment Agreement dated as of April 26, 1999, as amended August 22, 2001 (the "Agreement") and desire in accordance with Section 6.9 of the Agreement to make certain amendments thereto;

        NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

        1. Term of Agreement. Section 2 of Schedule A of the Agreement is hereby amended to read in its entirety as follows:

               "2. Term of Agreement: Until October 25, 2003."

        2. Effect. Except as expressly provided in this Amendment No. 2, the Agreement has not been amended or modified and, as amended hereby, shall remain in full force and effect.

        3. Counterparts. This Amendment may be executed in duplicate counterparts, each of which shall be deemed to be an original.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.



IDENTIX INCORPORATED                        EMPLOYEE



By     /s/ Robert McCashin                  By    /s/ Grant Evans
   --------------------------------            --------------------------------
    Name:                                       Name: Grant Evans
    Title:                                      Title:  EVP